UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2009

ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2009, Endologix, Inc. (the “Company”) entered into a purchase agreement (the “Agreement”) with Piper Jaffray & Co. pursuant to which the Company agreed to offer and sell 3,900,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share, in an underwritten public offering. The Shares are being sold to the public at a price of $4.10 per share, which will result in gross proceeds of approximately $16.0 million to the Company. The Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The Shares are being offered and sold under a prospectus supplement that has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, in connection with an offering pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-159078). The offering is expected to settle on August 4, 2009.

The Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the material terms of the Agreement is qualified in its entirety by reference to such exhibit. The representations and warranties made by the parties to the Agreement were made solely for purposes of the Agreement and to allocate risk between the parties. You should not rely on the representations, warranties, and covenants in the Agreement. The opinion of the Company’s counsel regarding the validity of the Shares being issued and sold in connection with the Agreement is filed as Exhibit 5.1 hereto. A copy of the press release announcing the pricing of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Purchase Agreement dated July 29, 2009 by and between Endologix, Inc. and Piper Jaffray & Co.

5.1	Opinion of Stradling Yocca Carlson & Rauth.

23.1	Consent of Stradling Yocca Carlson & Rauth (contained in its opinion filed as Exhibit 5.1).

99.1	Press Release, dated July 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: July 30, 2009	/s/ Robert J. Krist
Robert J. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Purchase Agreement dated July 29, 2009 by and between Endologix, Inc. and Piper Jaffray & Co.

5.1	Opinion of Stradling Yocca Carlson & Rauth.

23.1	Consent of Stradling Yocca Carlson & Rauth (contained in its opinion filed as Exhibit 5.1).

99.1	Press Release, dated July 30, 2009.